DELAWARE GROUP CASH RESERVE

Delaware Cash Reserve Fund

Supplement to the Fund's
Class B and Class C Prospectus
dated May 30, 2003

From May 30, 2003 through June 30, 2003, the following information supplements the Fund's prospectus.

The Fund's Board of Trustees approved changes in sales charges for Class A and Class B share purchases effective July 1, 2003. Those sales charges are included in the Fund's current Prospectus dated May 30, 2003. Because those sales charges are not yet effective, the current sales charges, and the relevant performance and fee information reflecting such sales charges, are provided in this supplement for your information until June 30, 2003. Please carefully review both sets of sales charges with your financial advisor when making an investment decision as to which class of shares best suits your investment goals and time frame and whether to make your investment before or after June 30, 2003.

For Delaware Cash Reserve Fund, until June 30, 2003, the current Class B contingent deferred sales charge (CDSC) is 5.00% during the first year, 4.00% during the second year, 3.00% during the third and fourth years, 2.00% during the fifth year, 1.00% during the sixth year, and 0.00% thereafter. The maximum amount of Class B shares that you may purchase at any one time will be $100,000. The Class C CDSC and purchase amount are not affected.

The following information, which reflects the sales charges through June 30, 2003 described above, supplements the return and fee tables on pages 3 and 4 of the Prospectus under "Profile: Delaware Cash Reserve Fund." The following average annual return table reflects the same time period and data as the table in the Prospectus dated May 30, 2003, except for the use of the current sales charges:

How has the Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class B shares have varied over the past eight calendar years, as well as average annual returns for the one-year, five-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS B) ]

Year-by-year total return (Class B)
2002	0.18%
2001	2.56%
2000	4.74%
1999	3.38%
1998	3.71%
1997	3.80%
1996	3.59%
1995	4.07%

As of March 31, 2003, the Fund's Class B had a year-to-date return of 0.03%. During the periods illustrated in this bar chart, Class B's highest quarterly return was 1.24% for the quarter ended September 30, 2000 and its lowest quarterly return was 0.04% for the quarter ended December 31, 2002.

The maximum Class B contingent deferred sales charge of 5%, which is normally deducted when you redeem shares, is not reflected in the year-by-year total returns shown opposite. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.

Average annual returns for period ending 12/31/02
CLASS	B (if redeemed)* Inception 5/2/94	C (if redeemed)* Inception 11/29/95

1 year	-4.82%	-0.82%
5 years	2.54%	2.90%
Lifetime	3.21%	3.14%

* If shares were not redeemed, the returns for Class B would be 0.18%, 2.90% and 3.21% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 0.18%, 2.90% and 3.14% for the one-year, five-year and lifetime periods, respectively.

Investors interested in obtaining the 7-day yield for either class can call 800 523-1918.

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investment.

CLASS	B	C
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	5%[1]	1%[2]
Maximum sales charge (load) imposed on reinvested dividends	none	none
Redemption fees	none	none

Annual Fund operating expenses are deducted from the Fund's assets.

Management fees	0.44%	0.44%
Distribution and service (12b-1) fees[3]	1.00%	1.00%
Other expenses	0.55%	0.55%
Total operating expenses[4]	1.99%	1.99%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.5 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
Class[6]	B	B (if redeemed)	C	C (if redeemed)
1 year	$202	$702	$202	$302
3 years	$624	$924	$624	$624
5 years	$1,073	$1,273	$1,073	$1,073
10 years	$2,294	$2,294	$2,317	$2,317

1 If you redeem Class B Shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

2 Class C Shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

3 Class B and Class C Shares are subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor has voluntarily agreed to limit the Class B and Class C Shares' 12b-1 fee to no more than 0.75% of average daily net assets until such time as the waiver is revoked.
  The investment manager has agreed to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.45% of average daily net assets until such time as the waiver is revoked. The Fund operating expenses, including the manager's and distributor's voluntary expense caps, would be 1.20% for the Class B and Class C Shares.
  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show and does not reflect the manager's and distributor's voluntary expense caps.
  The Class B example reflects the conversion of Class B Shares to Consultant Class Shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Consultant Class.

The following information, which reflects the current sales charges through June 30, 2003, supplements the second bullet and the last bullet, respectively, under "Choosing a share Class - Class B" on page 10:

Class B

  If you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC charge of 5%. The CDSC is 4% during the second year, 3% during the third and fourth years. 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
  You may purchase only up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

The date of this Supplement is May 30, 2003.